Exhibit 99.1

American Equity Investment Life Holding Company

Financial Supplement

December 31, 2003

A.	Financial Highlights

Operating Earnings Year ended December 31, 2003
Operating Earnings Quarterly Summary – Most Recent 5 quarters
Selected Historical Financial Data – 5 years
Capitalization/ Book Value per Share – 5 years

B.	Product Summary

Premiums by Product Type
Fund Values and Surrender Charge Protection by Product Type
Liability Profile
Surrender Charge Profile of Annuity Liabilities
Comparison of Minimum Guaranteed Rates to Credited Rates
Spread Results

C.	Investment Summary

Summary of Invested Assets
Credit Quality of Fixed Maturity Securities
Watch List Securities and Aging of Gross Unrealized Losses
Mortgage Loans by Region and Segment

D.	Shareholder Information

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – 2003

Operating Earnings

For the year ended December 31, 2003

	As Reported	Adjustments		Net Operating Income (a)
		Realized Gain	FAS 133
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$13,686	$—	$—	$13,686
Annuity and single premium universal life product charges	20,452	—	—	20,452
Net investment income	358,529	—	—	358,529
Realized gains (losses) on investments	6,946	(6,946)	—	—
Change in fair value of derivatives	52,525	—	(62,587)	(10,062)
Total revenues	452,138	(6,946)	(62,587)	382,605

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	11,824	—	—	11,824
Interest credited to account balances	242,543	—	—	242,543
Change in fair value of embedded derivatives	66,801	—	(66,801)	—
Interest expense on General Agency Commission and Servicing Agreement	3,000	—	—	3,000
Interest expense on notes payable	1,486	—	—	1,486
Interest expense on subordinated debentures	7,661	—	—	7,661
Interest expense on amounts due under repurchase agreements	1,140	—	—	1,140
Other interest expense	138	—	—	138
Amortization of deferred policy acquisition costs	52,982	(3,064)	1,692	51,610
Other operating costs and expenses	25,618	—	—	25,618
Total benefits and expenses	413,193	(3,064)	(65,109)	345,020

Income before income taxes	38,945	(3,882)	2,522	37,585
Income tax expense	13,505	(1,359)	883	13,029

Net Income	$25,440	$(2,523)	$1,639	$24,556

Earnings per common share	$1.45			$1.40
Earnings per common share – assuming dilution	$1.21			$1.17

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – 2003

Operating Earnings

Quarterly Summary – Most Recent 5 Quarters

	Q4 2003	Q3 2003	Q2 2003	Q1 2003	Q4 2002
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,598	$4,230	$3,256	$3,602	$2,950
Annuity and single premium universal life product charges	4,948	4,279	5,494	5,731	4,978
Net investment income	94,299	89,299	84,235	90,696	86,492
Change in fair value of derivatives	3,369	6,920	(6,654)	(13,697)	(17,083)
Total revenues	105,214	104,728	86,331	86,332	77,337

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,978	3,262	3,261	2,323	2,277
Interest credited to account balances	66,225	66,503	56,111	53,704	50,929
Interest expense on General Agency Commission and Servicing Agreement	589	698	804	909	749
Interest expense on notes payable	355	327	369	435	375
Interest expense on subordinated debentures	1,916	1,916	1,914	1,915	1,861
Interest expense on amounts due under repurchase agreements	455	249	—	436	734
Other interest expense	—	—	65	73	(63)
Amortization of deferred policy acquisition costs	13,701	14,451	11,350	12,108	11,629
Other operating costs and expenses	5,810	6,981	6,628	6,199	6,042
Total benefits and expenses	92,029	94,387	80,502	78,102	74,533

Operating income before income taxes	13,185	10,341	5,829	8,230	2,804
Income tax expense	4,569	3,622	1,992	2,846	980

Operating Income (a)	8,616	6,719	3,837	5,384	1,824

Realized gains (losses) on investments, net of offsets	42	(194)	2,548	127	(138)
Net effect of SFAS 133	(446)	(157)	(2)	(1,034)	2,111

Net income	$8,212	$6,368	$6,383	$4,477	$3,797

Earnings per common share	$0.39	$0.39	$0.39	$0.27	$0.23
Earnings per common share – assuming dilution	$0.32	$0.34	$0.34	$0.23	$0.20
Operating income per common share (a)	$0.41	$0.41	$0.24	$0.33	$0.11
Operating income per common share – assuming dilution (a)	$0.34	$0.36	$0.21	$0.27	$0.11

(a)                                  In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact is useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – 2003

Selected Historical Financial Data

	Year ended December 31,
	2003	2002	2001	2000	1999
	(Dollars in thousands, except per share data)
Consolidated Statements of Income Data:
Revenues
Traditional life and accident and health insurance premiums	$13,686	$13,664	$13,141	$11,034	$10,294
Annuity and single premium universal life product charges	20,452	15,376	12,520	8,338	3,452
Net investment income	358,529	308,548	209,086	100,060	66,679
Realized gains (losses) on investments	6,946	(122)	787	(1,411)	(87)
Change in fair value of derivatives	52,525	(57,753)	(55,158)	(3,406)	(528)
Total revenues	452,138	279,713	180,376	114,615	79,810

Benefits and expenses
Insurance policy benefits and change in future policy benefits	11,824	9,317	9,762	8,728	7,232
Interest credited to account balances	242,543	177,633	97,923	56,529	41,727
Change in fair value of embedded derivatives	66,801	(5,027)	12,921	—	—
Interest expense on General Agency Commission and Servicing Agreement	3,000	3,596	5,716	5,958	3,861
Interest expense on notes payable	1,486	1,901	2,881	2,339	896
Interest expense on subordinated debentures	7,661	—	—	—	—
Interest expense on amounts due under repurchase agreements	1,140	734	1,123	3,267	3,491
Other interest expense	138	1,043	381	—	—
Amortization of deferred policy acquisition costs	52,982	39,930	23,040	8,574	7,063
Other operating costs and expenses	25,618	21,635	17,176	14,602	12,445
Total benefits and expenses	413,193	250,762	170,923	99,997	76,715

Income before income taxes, minority interests and cumulative effect of change in accounting principle	38,945	28,951	9,453	14,618	3,095
Income tax expense (benefit)	13,505	7,299	333	2,385	(1,370)
Income before minority interests and cumulative effect of change in accounting principle	25,440	21,652	9,120	12,233	4,465
Minority interests in subsidiaries:
Earnings attributable to company-obligated mandatorily redeemable preferred securities of subsidiary trusts	—	7,445	7,449	7,449	2,022
Income before cumulative effect of change in accounting principle	25,440	14,207	1,671	4,784	2,443
Cumulative effect of change in accounting for derivatives	—	—	(799)	—	—
Net income	$25,440	$14,207	$872	$4,784	$2,443

	At and for the Year ended December 31,
	2003	2002	2001	2000	1999

	(Dollars in thousands, except per share data)
Per Share Data:
Earnings per common share	$1.45	$0.87	$0.05	$0.29	$0.15
Earnings per common share — assuming dilution	$1.21	$0.76	$0.05	$0.26	$0.14
Dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Consolidated Balance Sheet Data:
Total assets	$8,989,177	$7,327,789	$4,819,220	$2,528,126	$1,717,619
Policy benefit reserves	8,315,874	6,737,888	4,420,720	2,099,915	1,358,876
Amounts due to related party under General Agency Commission and Servicing Agreement.	40,601	40,345	46,607	76,028	62,119
Notes payable	31,833	43,333	46,667	44,000	20,600
Subordinated debentures	116,425	—	—	—	—
Company-obligated mandatorily redeemable preferred securities issued by subsidiary trusts	—	100,486	100,155	99,503	98,982

Stockholders’ equity
Total stockholders’ equity	$263,716	$77,478	$42,567	$58,652	$34,324
Accumulated other comprehensive loss	(22,742)	(11,944)	(33,531)	(16,876)	(35,235)
Total stockholders’ equity excluding accumulated other comprehensive loss (b)	$286,458	$89,422	$76,098	$75,528	$69,559

Return on Equity:
Return on stockholders’ equity (a)	28.3%	23.7%	1.7%	10.3%	4.9%
Return on stockholders equity excluding accumulated other comprehensive loss (b)	23.7%	17.2%	1.2%	6.6%	3.6%

(a)                                  We define return on equity as net income divided by average total stockholders’ equity.  Average total stockholders’ equity is determined based upon the total stockholders’ equity at the beginning and the end of the year.  The computation of average stockholders’ equity for 2003 has been modified to recognize the significant increase in stockholders’ equity that resulted from the receipt of the net proceeds from our initial public offering in December 2003.

(b)                                 Total stockholders’ equity excluding accumulated other comprehensive loss and return on stockholders’ equity excluding accumulated other comprehensive loss are non-GAAP measures.  Since accumulated other comprehensive loss fluctuates from quarter to quarter due to unrealized changes in the fair market value of investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.

Capitalization/ Book Value per Share – 5 years

	At December 31,
	2003	2002	2001	2000	1999
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable to banks	$31,833	$43,333	$46,667	$44,000	$20,600
Subordinated debentures payable to subsidiary trusts	116,425	—	—	—	—
Company-obligated mandatorily redeemable preferred securities of subsidiary trusts	—	100,486	100,155	99,503	98,982
Total debt	148,258	143,819	146,822	143,503	119,582

Total stockholders’ equity	263,716	77,478	42,567	58,652	34,324

Total capitalization	411,974	221,297	189,389	202,155	153,906
Accumulated other comprehensive income (AOCL)	(22,742)	(11,944)	(33,531)	(16,876)	(35,235)
Total capitalization excluding AOCL (b)	$434,716	$233,241	$222,920	$219,031	$189,141

Total stockholders’ equity	$263,716	$77,478	$42,567	$58,652	$34,324
Accumulated other comprehensive income	(22,742)	(11,944)	(33,531)	(16,876)	(35,235)
Total stockholders’ equity excluding AOCL (b)	$286,458	$89,422	$76,098	$75,528	$69,559

Common shares outstanding	35,294,035	14,438,452	14,516,974	14,530,242	14,136,930

Book Value per Share: (a)
Book value per share including AOCL	$7.19	$4.67	$2.24	$3.35	$1.72
Book value per share excluding AOCL (b)	$7.83	$5.50	$4.55	$4.51	$4.21

(a)                                  Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL less the liquidation preference of our series preferred stock ($10 million) divided by the total number of shares of common stock outstanding.

(b)                                 Total capitalization, total stockholders’ equity and book value per share excluding AOCL, are non-GAAP financial measures.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair market value of investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.

Premiums by Product Type

Annuity deposits by product type collected in 2003, 2002 and 2001

	Before coinsurance			Net of coinsurance
Product Type	2003	2002	2001	2003	2002	2001
	(Dollars in thousands)			(Dollars in thousands)

Index Annuities:
Index Strategies	$768,105	$867,880	$656,731	$468,716	$523,224	$431,571
Fixed Strategy	330,539	614,549	237,824	201,702	370,496	156,553
	1,098,644	1,482,429	894,555	670,418	893,720	588,124

Fixed Rate Annuities:
Single-Year Rate Guaranteed	564,256	629,945	391,470	343,048	380,772	279,598
Multi-Year Rate Guaranteed	64,108	322,856	1,139,160	64,108	322,856	1,139,160
	628,364	952,801	1,530,630	407,156	703,628	1,418,758
	$1,727,008	$2,435,230	$2,425,185	$1,077,574	$1,597,348	$2,006,882

Surrender Charge Protection and Fund Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Fund Values at December 31, 2003

	Surrender Charge			Net Fund Value
Product Type	Avg. Years At Issue	Avg. Remaining Years	Avg. Remaining %	Dollars in Millions	% of Total

Index Annuities	12.1	10.1	13.3%	$3,032.1	48.3%
Single-Year Fixed Rate Guaranteed Annuities	11.9	9.8	12.8%	1593.4	25.4%
Multi-Year Rate Guaranteed Annuities	4.9	2.6	7.8%	1,655.1	26.3%
	10.6	8.4	12.0%	$6,280.6	100.0%

Surrender Charge Profile of Annuity Liabilities

	Fixed Annuities Account Value	Index Annuities Account Value
FIXED DEFERRED ANNUITY SURRENDER CHARGE PERCENTAGES:
Market Value Adjustment	$1,478,908	$—
No Surrender Charge	7,387	2,611
‹ 1 percent	—	132
1 percent	11	144
2 percent	—	320
3 percent	15,444	4,519
4 percent	14,306	1,304
5 percent	11,200	8,762
6 percent	34,469	23,423
7 percent	1,246,776	50,587
8 percent	233,273	88,086
9 percent	76,201	318,768
10 percent or greater	130,568	2,533,439
Total	$3,248,545	$3,032,094

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
1 Year	$1,593,488	$933,639
Multi-Year (3 - 5 years)	1,655,057	—
Bailout	—	—
Cumulative floor (1)	—	2,098,455
Total	$3,248,545	$3,032,094

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE: (2)
3 percent	$3,126,129	$933,639
4 percent	122,416	—
Cumulative floor (1)	—	2,098,455
Total	$3,248,545	$3,032,094

Comparison of Minimum Guaranteed Rates to Credited Rates

	Fixed Annuities Account Value	Index Annuities Account Value

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (3) (4):
No differential	$99,554	$659
0.0% - 0.5%	1,010,820	821,169
0.5% - 1.0%	91,774	68,336
1.0% - 1.5%	233,025	41,211
1.5% - 2.0%	139,397	2,209
2.0% - 2.5%	308,862	55
2.5% - 3.0%	665,401	—
Greater than 3.0	699,711	—
Cumulative floor (1)	—	2,098,455
Total	$3,248,545	$3,032,094

(1)          Index products provide guarantees based on a cumulative floor over the term of the product.

(2)          New products have been filed with a guarantee of 2.25% for the first 10 years, & 3.00% thereafter.

(3)          Recent issues may contain bonus interest earnings ranging from 1.0% to 7.0%.

(4)          Includes products with multi-year guarantees for which the credited rate cannot be decreased until the end of the multi-year period.  At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guarantee by an average decrease of approximately 290 basis points.

Spread Results

	December 31,
	2003	2002	2001
Weighted average yield on invested assets	6.43%	6.91%	7.08%
Weighted average crediting rate for fixed rate annuities:
Annually adjustable	3.69%	4.69%	5.17%
Multi-year rate guaranteed	5.70%	5.82%	6.24%
Weighted average net index costs for index annuities	3.46%	4.19%	4.54%

Investment spread:
Index annuities	2.97%	2.72%	2.54%
Fixed rate annuities:
Annually adjustable	2.74%	2.22%	1.91%
Multi-year rate guaranteed	0.73%	1.09%	0.84%

Summary of Invested Assets

	December 31,
	2003		2002
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government and agencies	$4,289,857	68.9%	$4,207,840	79.0%
State, municipal, and other governments	—	—	5,631	0.1%
Public utilities	51,835	0.8%	51,023	1.0%
Corporate securities	409,482	6.6%	413,743	7.8%
Redeemable preferred stocks	10,079	0.2%	12,822	0.2%
Mortgage and asset-backed securities:
Government	264,102	4.2%	70,047	1.3%
Non-Government	419,959	6.7%	141,548	2.7%
Total fixed maturity securities	5,445,314	87.4%	4,902,654	92.1%
Equity securities	21,409	0.3%	17,006	0.3%
Mortgage loans on real estate	608,715	9.8%	334,339	6.3%
Derivative instruments	119,833	1.9%	52,313	0.9%
Policy loans	324	0.0%	295	0.0%
Cash and cash equivalents	32,598	0.4%	21,163	0.3%
Total cash and investments	$6,228,193	100.0%	$5,327,770	100.0%

Credit Quality of Fixed Maturity Securities

		December 31,
		2003		2002
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$5,191,006	95.3%	$4,624,824	94.3%
2	Baa	174,519	3.2%	230,847	4.7%
3	Ba	47,904	0.9%	37,478	0.8%
4	B	21,109	0.4%	7,505	0.2%
5	Caa and lower	10,773	0.2%	2,000	—
6	In or near default	3	—	—	—
	Total fixed maturity securities	$5,445,314	100.0%	$4,902,654	100.0%

Watch List Securities - Aging of Gross Unrealized Losses

Issuer	Amortized Cost	Unrealized Losses	Estimated Fair Value	Maturity Date	Months Below Amortized Cost
	(Dollars in thousands)
Continental Airlines Pass Thru Certificates 2001-001 Class B	$9,498	$(1,468)	$8,030	6/15/2017	16
Diversified Asset Securities II Class B-1	3,000	(1,204)	1,796	9/15/2005	14
Land O’ Lakes Capital Securities	8,075	(3,435)	4,640	3/15/2028	36
Northwest Airlines Pass Thru Certificates 1999-1 Class C	8,867	(2,791)	6,076	8/1/2015	33
Oakwood Mortgage 2000-C M1	16,934	(8,604)	8,330	10/15/2030	14
Pegasus Aviation 1999-1A C1	6,004	(2,904)	3,100	3/25/2029	28
	$52,378	$(20,406)	$31,972

Mortgage Loans by Region and Segment

	December 31,
	2003		2002
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$115,817	19.0%	$51,785	15.5%
Middle Atlantic	56,563	9.3%	40,879	12.2%
Mountain	79,777	13.1%	26,478	7.9%
New England	38,539	6.3%	13,242	4.0%
Pacific	42,327	7.0%	20,499	6.1%
South Atlantic	105,635	17.4%	96,401	28.8%
West North Central	125,163	20.5%	65,178	19.5%
West South Central	44,894	7.4%	19,877	5.9%
Total mortgage loans	$608,715	100.0%	$334,339	100.0%

	December 31,
	2003		2002
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Property type distribution
Office	$145,490	23.9%	$81,133	24.3%
Medical Office	55,314	9.1%	17,138	5.1%
Retail	163,434	26.8%	102,362	30.6%
Industrial/Warehouse	162,943	26.8%	97,811	29.3%
Hotel	20,819	3.4%	21,218	6.3%
Apartments	29,565	4.9%	4,176	1.2%
Mixed use/other	31,150	5.1%	10,501	3.1%
Total mortgage loans	$608,715	100.0%	$334,339	100.0%

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company

5000 Westown Parkway Suite 440

West Des Moines, IA 50266

Inquiries:

Debra J. Richardson, Investor Relations

(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman

(515) 273-3552, jmatovina@american-equity.com

D. J. Noble, Chairman

(515) 457-1703, dnoble@american-equity.com

Stock Symbol:

American Equity’s common stock is

traded on the New York Stock Exchange

under the symbol “AEL”.

Transfer Agent:

EquiServe

P.O. Box 43010

Providence, RI 02940

Phone: (877) 282-1169

Fax: (781)838-8813

Analyst Coverage:

Steven Schwartz

Raymond James Financial, Inc.

(312)-612-7686, sschwartz@ecm.rjf.com

Elizabeth C. Malone

Advest, Inc.

(202) 434-4704, elizabeth.malone@advest.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Debra J. Richardson, Senior Vice President, at (515)-457-1704 by visiting our web site at www.american-equity.com.